UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

Great Elm Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01211	81-2621577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	GECC	Nasdaq Global Market
6.75% Notes due 2025	GECCM	Nasdaq Global Market
5.875% Notes due 2026	GECCO	Nasdaq Global Market
8.75% Notes due 2028	GECCZ	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 8, 2024, Great Elm Capital Corp. (the “Company”) entered into a Share Purchase Agreement with Great Elm Strategic Partnership I, LLC (the “Purchaser”), pursuant to which the Purchaser purchased, and the Company issued, 1,850,424 shares of the Company’s common stock, par value $0.01 (the “Shares”), at a current net asset value of $12.97 per share or an aggregate purchase price of $24 million.

The Purchaser is a special purpose vehicle which is owned 25% by Great Elm Group, Inc. (“GEG”). Great Elm Capital Management, Inc. (“GECM”), the investment manager of the Company, is a wholly-owned subsidiary of GEG.

The Common Stock was issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2024, the Company issued a press release that included information indicating:

•
Net asset value (“NAV”) of the Company of $98.7 million, or $12.99 per share of the Company’s common stock, for the three months ended December 31, 2023;
•
Net investment income of the Company of $0.43 per share of the Company’s common stock for the three months ended December 31, 2023; and
•
A distribution set by the Company’s board of directors for the three months ending March 31, 2024 at a rate of $0.35 per share.

The foregoing information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference into this Item 7.01.

Item 8.01 Other Events.

On February 8, 2024, the Company issued a press release in connection with the issuance of the Shares. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report but shall not be deemed filed:

Exhibit Number	Description
10.1	Share Purchase Agreement, dated February 8, 2024, by and between Great Elm Capital Corp. and Great Elm Strategic Partnership I, LLC
99.1	Press Release, dated February 8, 2024.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: February 8, 2024	/s/ Keri A. Davis
	By:	Keri A. Davis
	Title:	Chief Financial Officer